UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

BIOLASE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36385	87-0442441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Cromwell Irvine, California	96218
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 949-361-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously announced, on May 9, 2018, the stockholders of BIOLASE, Inc., a Delaware corporation (the “Company”) approved a proposal at the 2018 annual meeting of stockholders (the “Annual Meeting”) to amend the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock, par value $0.001 (“Common Stock”), at a ratio ranging from one-for-five (1:5) to one-for-fifteen (1:15), with the final ratio to be determined by the Board of Directors (the “Board”). Immediately after the Annual Meeting, the Board approved a one-for-five (1:5) reverse stock split of the outstanding shares of Common Stock (the “Reverse Stock Split”). On May 10, 2018, the Company filed an amendment to its Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, with an effective date of 11:59 p.m. Eastern Time on May 10, 2018. The Amendment also reduced the authorized shares of Common Stock from 200,000,000 to 40,000,000.

As set forth in the Amendment, no fractional shares will be issued in connection with the Reverse Stock Split. In lieu of fractional shares, Computershare Trust Company, N.A., as exchange agent (“Computershare”), will aggregate all fractional shares and arrange for them to be sold in a timely manner at the then prevailing prices on the Nasdaq Capital Market. After such sale, Computershare will pay to each holder of record such holder’s pro rata share of the net proceeds derived from the sale of the fractional interest to which such holder would otherwise be entitled.

The description of the Amendment set forth above does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

3.1	Fourth Amendment to Restated Certificate of Incorporation of BIOLASE, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2018	BIOLASE, INC.

	By:	/s/ John R. Beaver
	Name:	John R. Beaver
	Title:	Interim Chief Executive Officer

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